SCHEDULE 14A

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]Preliminary Proxy Statement

[ ]Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
   14a-6(e)(2))

[x]Definitive Proxy Statement

[ ]Definitive  Additional Materials

[ ]Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                                MENTORTECH INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          (1)  Title of each class of securities to which transaction applies:


          (2)  Aggregate  number of  securities  to which  transaction  applies:


          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):


          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:
         . . . . . . . . . . . .
(2)     Form, Schedule or Registration Statement No.:
         . . . . . . . . . . . .
(3)     Filing Party:
         . . . . . . . . . . . .
(4)     Date Filed:
         . . . . . . . . . . . .

                                 MENTORTECH INC.
                               462 Seventh Avenue
                            New York, New York 10018
                            Telephone: (212) 736-5870



                                                                     May 1, 1998


To Our Stockholders:

     On behalf of the Board of Directors, I cordially invite you to attend the 1998 Annual Meeting of the Stockholders of Mentortech Inc. (the "Company"). The Annual Meeting will be held at 10:00 a.m., on Friday, May 29, 1998, at the offices of the Company, 462 Seventh Avenue, 4th Floor, New York, New York. We hope that you will be able to attend the meeting.

     The matters expected to be acted upon at the meeting are described in the attached Notice of Annual Meeting and Proxy Statement. During the meeting, stockholders who are present at the meeting will have the opportunity to ask questions.

     It is important that your views be represented at the Annual Meeting whether or not you are able to be present. Please complete, sign and date the enclosed proxy card and promptly return it to us in the postpaid envelope also enclosed.


                                            Sincerely,


                                            /s/Roy Machnes
                                            Roy Machnes
                                            Chairman and Chief Executive Officer

                                 MENTORTECH INC.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  May 29, 1998


New York, New York
                                                                     May 1, 1998



     The Annual Meeting of Stockholders of Mentortech Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company, 462 Seventh Avenue, 4th Floor, New York, New York, on Friday, May 29, 1998 at 10:00 a.m. for the following purposes:

     1. To elect six persons to serve as directors of the Company until the next annual meeting of stockholders and until their successors are duly elected;

     2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company's 1998 financial statements; and

     3. To act upon any such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

     Only those holders of record of Common Stock as of the close of business on April 29, 1998 will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. All stockholders of the Company are cordially invited to attend the Annual Meeting.


                                             By order of the Board of Directors,

                                             /s/Terry I. Steinberg
                                                Terry I. Steinberg
                                                Secretary




     YOUR VOTE IS IMPORTANT WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 29, 1998


     This Proxy Statement is being furnished to the stockholders of Mentortech Inc., a Delaware corporation (the "Company"), in connection with the 1998 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., on Friday, May 29, 1998, at the offices of the Company, 462 Seventh Avenue, 4th Floor, New York, New York, and at any adjournment thereof. The Mentortech Inc. Board of Directors is soliciting proxies to be voted at the Annual Meeting.

     This Proxy Statement and Notice of Annual Meeting, the enclosed proxy card and the Company's 1997 Annual Report to Stockholders are expected to be sent to stockholders on or about May 1, 1998.

Proxy Procedure

     Only stockholders of record at the close of business on April 29, 1998 (the "Record Date") are entitled to notice of and to vote in person or by proxy at the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of the holders of Common Stock entitled to vote a majority of the maximum number of votes which may be cast at the Annual Meeting will constitute a quorum for the transaction of any business.

     When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions marked in the boxes on the proxy card. Stockholders are urged to mark the boxes on the enclosed proxy card to indicate how their shares are to be voted. If a stockholder returns a signed and dated proxy card but does not mark the boxes, the shares represented by that proxy card will be voted for (i) the election as directors of the nominees herein and (ii) ratification of the appointment Ernst & Young LLP as the Company's auditors for 1998. The Board of Directors is currently unaware of any other matters to be presented for action at the Annual Meeting, but the proxy card gives the individuals named as proxies discretionary authority to vote the shares represented thereby on any such other matter that is properly presented for action at the Annual Meeting. A stockholder may revoke his or her proxy at any time before it is voted by: (i) giving notice in writing to the Secretary of the Company; (ii) submitting a proxy card bearing a later date; or (iii) appearing in person and voting at the Annual Meeting. If a stockholder attends the Annual Meeting, he or she may vote by ballot.

Cost of Solicitation

     The cost of soliciting proxies in the enclosed form will be borne by the Company. Proxies may be solicited by telephone or other means by directors, officers or regular employees of the Company, who will not be specially compensated thereto. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in accordance with the regulations of the Securities and Exchange Commission concerning the forwarding of proxies and proxy material to the beneficial owners of stock.

Quorum and Voting

     The outstanding voting stock of the Company as of the Record Date consisted of 3,446,166 shares of Common Stock, par value $.01 per share (the "Common Stock").

     The presence at the Annual Meeting, in person or by proxy, of the holders of Common Stock entitled to cast a majority of the maximum number of votes which may be cast at the annual Meeting will constitute a quorum for the transaction of any business.

     Directors of the Company will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. Thus, stockholders who do not vote, or who withhold their vote from one or more nominees named herein and who do not vote for another person, will not affect the outcome of the election, provided that a quorum is present at the Annual

Meeting. Proposal 2 herein requires the affirmative vote of a majority of the votes represented by all shares of Common Stock present in person or represented by proxy at the Annual Meeting. Thus, stockholders who are not present, in person or by proxy, at the Annual Meeting will not affect the outcome of the votes on this proposal, provided that a quorum is present at the Annual Meeting; however, a stockholder who is present, in person or by proxy, at the Annual Meeting, and who does not vote or votes to abstain on Proposal 2 will in effect be voting against this proposal. Management of the Company has been advised that Mashov Computers Marketing Ltd. ("Mashov Marketing") presently intends to vote its 2,214,567 shares of Common Stock for the election of all the nominees for director and in favor of Proposal 2 herein, thereby assuring the election of the nominees and the passage of such proposal.

     A broker who is the record owner of shares of Common Stock beneficially owned by a customer will have discretionary authority to vote such shares in the election for directors and on Proposal 2 herein if the broker has not received voting instructions from the beneficial owner by the tenth day before the Annual Meeting, provided that this Proxy Statement has been transmitted to the beneficial owner at least 15 days before the Annual Meeting.

Principal Stockholders

     The following table sets forth certain information as of the Record Date regarding each person known by the Company to beneficially own, as of the Record Date, more than five percent of the Company's Common Stock.


Name and Address                                  Nature and Amount of             Percent of
of Beneficial Owner                              Beneficial Ownership(1)           Class (1)
-------------------                              -----------------------           ---------
Mashov Computers Marketing Ltd.
5 HaPlada Street
Or-Yehuda, Israel  60218 (2)..................    2,214,567 shares (3)              61.89%

Elron Electronic Industries Ltd.
Advanced Technology Center
P.O. Box 1573
Haifa, Israel 31015...........................      253,800 shares (4)               7.31%

Special Situations Group
153 East 53rd Street
New York, New York 10022 (5)..................      246,319 shares (6)               7.03%


(1) Calculated pursuant to Rule 13d-3 promulgated under the Exchange Act. Accordingly, with respect to each particular beneficial owner, the number of shares gives effect to the deemed exercise of such owner's options and warrants (which are currently exercisable or exercisable within 60 days). Except as otherwise disclosed in the footnotes below, the shares listed in this column for a person named in this table are directly held by such person, with sole voting and dispositive power.

(2) Mashov Computers Ltd., which company is located at the same address as Mashov Marketing, may be deemed the beneficial owner of the shares registered in the name of Mashov Marketing, which is its 81.4% owned subsidiary.

(3) Includes 132,045 shares of Common Stock issuable upon exercise of warrants having an exercise price of $4.40 per share.

(4) Includes 22,500 shares of Common Stock issuable upon exercise of warrants having an exercise price of $4.40 per share.

(5) Special Situations Fund III, L.P. (56,899 shares held), Special Situations Private Equity Fund, L.P. (113,636 shares held) and Special Situations Cayman Fund, L.P. (18,966 shares held) are affiliated entities managed through investment advisers principally owned by Austin W. Marxe and David Greenhouse, each of whom, according to a Schedule 13D filed with the Securities and Exchange Commission on December 10, 1997, possesses sole voting and dispositive power over the shares beneficially owned by the Special Situations entities.

(6) Includes 56,818 shares of Common Stock issuable upon exercise of warrants held by Special Situation Private Equity Fund III, L.P. having an exercise price of $4.40 per share.

     The following table sets forth certain information as of the Record Date regarding the beneficial ownership of the Company's Common Stock by each executive officer and director, and by the Company's executive officers and directors as a group:

                                                          Nature and Amount of          Percent of
Name                                                      Beneficial Ownership(1)       Class(1)
-----                                                     -----------------------       --------
David Assia (2)(3)(4)...................................         --                          *
Jack Dunietz (2)(3)(4)..................................         --                          *
Martin Kahn (3)(5).....................................        2,500                         *
Roy Machnes (2)(3)(4)...................................      14,116 (6)                     *
Elan Penn (2)(3)(4).....................................       8,333 (7)                     *
Terry Steinberg (2)(3)..................................      48,807 (8)                    1.4%
All Executive Officers and Directors as a
group (6 persons).......................................      67,557 (9)                    2.0%

-------------------
(1) Calculated pursuant to Rule 13d-3 promulgated under the Exchange Act. Accordingly, with respect to each particular beneficial owner, the number of shares gives effect to the deemed exercise of such owner's options and warrants (which are currently exercisable or exercisable within 60 days). Except as otherwise disclosed in the footnotes below, the shares listed in this column for a person named in this table are directly held by such person, with sole voting and dispositive power.

(2)  Address is c/o  Mentortech  Inc.,  462 Seventh  Avenue,  New York, New York
     10018.

(3)  Serves as a director of Mentortech Inc.

(4) Messrs. Assia, Dunietz and Penn are directors, Mr. Machnes is the Chairman of the Board and Mr. Penn is the Chief Executive Officer of Mashov Marketing.

(5) Address is c/o Cadence Information Associates LLC, 767 Fifth Avenue, New York, New York.

(6) Includes 13,542 shares issuable upon exercise of currently exercisable options.

(7)  Shares issuable upon exercise of currently exercisable options.

(8) Includes 10,000 shares issuable upon exercise of currently exercisable options.

(9) Includes 31,875 shares issuable upon exercise of currently exercisable options.

*    Less than 1%.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     Six directors are to be elected at the Annual Meeting to serve until the next Annual Meeting and the due election and qualification of their successors. The proxies will be voted, unless otherwise specified therein, in favor of the election as directors of David Assia, Jack Dunietz, Martin F. Kahn, Roy Machnes, Elan Penn and Terry I. Steinberg.

     Each of them is currently a director, with a term expiring as of the date of this Annual Meeting. Should any of these nominees not be available for election, all properly executed and returned proxies will be voted for a substitute nominee designated by the Board of Directors. It is not expected that any of the nominees will be unavailable. Proxies cannot be voted for more than six persons.

     The Board recommends a vote FOR the election of the six director nominees herein.

     David Assia. Mr. Assia has served as a director of the Company since February 1997. He is a co-founder with Mr. Dunietz of Mashov Computers Ltd. and has been its Chairman since 1989. Mr. Assia has been Managing Director of Magic Software Enterprises Ltd. ("Magic"), a developer and provider of network software products and services for departmental, client/server and Internet/Intranet applications, from its inception in 1983 until September 1997, and has been Chairman of Magic since 1986. He also serves as a director of Mashov Marketing and Aladdin Knowledge Systems Ltd. Mr. Assia holds a B.A. and an M.B.A. from the Tel-Aviv University.

     Jack Dunietz. Mr. Dunietz has served as a director of the Company since February 1997. He is a co-founder with Mr. Assia of Mashov Computers Ltd. of which he has been the Chief Executive Officer since 1987. Mr. Dunietz also serves as a director and interim Chief Executive Officer of Magic and a director of Mashov Marketing, Paradigm Geophysical Ltd. and Data Automation Ltd. Mr. Dunietz holds a B.SC. in Computer Science from the Technion Israel Institute of Technology.

     Martin F. Kahn. Mr. Kahn has served as a director of the Company since May 1995 and was Chairman of the Board of the Company from May 1995 until February 1997. He has served since 1989 as Chairman of Ovid Technologies, Inc., a leading producer of medical, scientific and technical CD-ROM and network products; since September 1993 as Chairman of OneSource Information Services, which develops and markets a comprehensive set of integrated business information and software products; since 1991 as a Director of Vista Information Solutions, Inc. (formerly DataMap, Inc., a successor through merger to Vista Environmental Information, Inc.) which supplies site-specific risk information about real estate for the insurance, banking, and environmental engineering markets; since April 1995 as Chairman and CEO of Shoppers Express, Inc., which offers home grocery shopping through dial-up and on-line services; and since March 1996 as Managing Director of Cadence Information Associates L.L.C. (and its predecessor), a consulting and management services firm. Mr. Kahn holds a Bachelors Degree in Administrative Sciences from Yale College and an M.B.A. from Harvard Business School.

     Roy Machnes. Mr. Machnes has served as the Company's Chairman of the Board, President and Chief Executive Officer and a director since February 1997. Since January 1994, he has been Chairman of the Board of Mashov Marketing, and prior thereto, from 1988, he served as Vice President Sales of Mashov Computers Ltd. Mr. Machnes is also a director of Mashov Computers Ltd. He holds a B.A. from the University of California at Berkeley.

     Elan Penn. Mr. Penn has served as the Company's Chief Financial Officer and a director since February 1997. He also serves as the Chief Executive Officer of Mashov Marketing and Chief Financial Officer of Mashov Computers Ltd. Mr. Penn joined Mashov Computers Ltd. and Magic as their Vice President of Finance and Administration in June 1992. In February 1997, he resigned his position at Magic to assume the position of Chief Financial Officer of the Company. From January 1991 until May 1992, Mr. Penn was employed by Solgood Representatives Ltd., an electronics equipment sales representative firm, where he acted in an executive capacity. Prior to January 1991, he was Vice President of Finance of Mashov Computers. Mr. Penn holds a B.A. in Economics from the Hebrew University of Jerusalem and a Ph.D. in Management Science from the University of London.

     Terry I. Steinberg. Mr. Steinberg has served as the Company's Executive Vice President, responsible for North American Sales and Marketing since February 1997, and as a director of the Company and its predecessor, PC Etcetera, Inc. ("PCE U.S."), since 1985. He served as President and Chief Executive Officer of PCE U.S. from its inception in 1985 until February 1997 and has served as Treasurer from August 1991. He currently serves as Secretary. For more than five years prior to PCE U.S.'s inception, he was the Director of Decision Support for Paramount Pictures Corporation, with responsibility for all end-user computing. Mr. Steinberg holds a Bachelor's Degree in Applied Mathematics and Computer Science and an M.B.A., both from McGill University.

     Messrs. Machnes, Penn, Assia, and Dunietz own 1.51%, 0.4%, 0.56% and 3.15% of the voting equity of Mashov Marketing, respectively. Mashov Marketing is an 81.4%-owned subsidiary of Mashov Computers Ltd., a publicly-held company in Israel.

Board of Directors

     The business and affairs of the Company are managed under the direction of the Board of Directors, composed currently of three non-employee directors and three employee directors. The Board of Directors establishes the overall policies and standards for the Company and reviews the performance of management.

     In 1997, the Board of Directors held 3 meetings, all of which were held by conference telephone. Each director was present for all of the meetings of the Board.

     The Board of Directors currently has no standing audit, nominating or compensation committee.

Directors' Compensation

     Directors, whether or not they are also employees of the Company, are not paid any fees or other remuneration for service on the Board. The Company reimburses all of its directors for their out-of-pocket expenses incurred in the performance of their duties as directors of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder require the Company's directors and executive officers, and persons who beneficially own more than 10% of the Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any equity securities of the Company. To the Company's knowledge, based solely on review of the copies of such reports furnished to it and representations that no other reports were required, all persons subject to these reporting requirements filed the required reports on a timely basis during 1997.

Executive Compensation

     The following table sets forth information concerning the compensation during the last three fiscal years of the Company's executive officers whose total salary during any of the three prior fiscal years was $100,000 or more. The Company has a 401(k) savings plan for its executives which is available to all Company employees. The current value of all perquisites and other personal benefits furnished in each of such years to each of the executive officers named below was less than 10% of such officer's salary for such year.

                                            Summary Compensation Table

                                                                                                    Long-Term
                                                                                                   Compensation
                                                                  Annual Compensation         Securities Underlying
Name and Principal Position                        Year               Salary ($)                   Options (#)
---------------------------                        ----               ----------                   -----------
Roy Machnes
  President and Chief Executive
  Officer...................................       1997                $163,789                       40,625
Elan Penn
  Chief Financial Officer...................       1997                 120,000                       25,000
Terry Steinberg
  Executive Vice President (1)..............       1997                 168,500                       30,000
                                                   1996                   (2)                             --
                                                   1995                 131,700                           --

--------------

(1) Effective February 13, 1997, Mr. Steinberg, the former President of the Company, was named Executive Vice President pursuant to an employment contract dated February 6, 1997.

(2)  Less than $100,000.

     The aggregate value of all other perquisites and other personal benefits furnished in each of the last three years to each of these executive officers was less than 10% of each officer's salary for such year. The Company has not paid any cash remuneration to any of its outside directors as directors in the last three years.

Employment Agreements

     Effective February 13, 1997, the Company entered into employment contracts with each of Roy Machnes, Terry I. Steinberg and Elan Penn, providing for their employment as Chief Executive Officer, Executive Vice President and Chief Financial Officer, respectively, of the Company. Pursuant to such contracts, and effective as of August 4, 1997, Messrs. Machnes, Steinberg and Penn were granted incentive stock options to purchase 40,625, 30,000 and 25,000 shares of Common Stock, respectively, which options vest over a three-year period commencing in August 1997. The exercise price of such stock options is $4.672 per share.

     The base salaries of Messrs. Machnes and Steinberg are each $155,000. Mr. Penn's salary is paid at a rate of $10,000 per month, adjusted monthly in a percentage amount equal to the increase in the Consumer Price Index as published by the Israeli Bureau of Labor Statistics.

     Mr. Machnes's employment agreement provides that, although he may perform the services contemplated by such agreement in the U.S. or Israel, the Company will pay for or reimburse certain of Mr. Machnes's relocation and living expenses should Mr. Machnes choose to live in the U.S. during the period of his employment. Specifically, the Company must pay (or reimburse Mr. Machnes) if he incurs such expenses for the following: (1) $20,000 for expenses incurred during any relocation of Mr. Machnes, his family and their possessions to New York; (2) all expenses associated with the education of Mr. Machnes's children including private school tuition and associated expenses (estimated at $20,000 per annum) in the United States; (3) an apartment in Manhattan, New York, including any associated real estate broker's fees, less the amount of any rental payments received from the lease of Mr. Machnes's home in Israel, net of associated expenses; and (4) any expenses incurred by Mr. Machnes in connection with a visit by his family to Israel once each year. If any of the above constitute taxable income to Mr. Machnes, such amounts are to be grossed up to account for the payment of any taxes due, and are to be adjusted upwards annually in a percentage amount equal to the Consumer Price Index for all urban consumers in the New York, New Jersey and Connecticut area as published by the Bureau of Labor Statistics. Should Mr. Machnes' employment be terminated for any reason, Mr. Machnes is to be reimbursed for relocation expenses of no more than $20,000 in connection with Mr. Machnes's relocation to Israel.

     During the year ended December 31, 1997, the Company paid approximately $19,000 for Mr. Machnes's relocation expenses to New York and pre-paid approximately $15,000 for tuition for Mr. Machnes' children. The Company also pre-paid approximately $76,000 for the rental of an apartment in New York which it leased for the use of its executives. The apartment is being used by Mr. Machnes at the present time. No expenses have been incurred by the Company for any visits by Mr. Machnes (or his family) to Israel. Any amounts that are taxable to Mr. Machnes will be grossed up to compensate Mr. Machnes for any taxes due.

Stock Options

     The  following  table  provides  information   concerning  the  grants  and
exercising of stock options during the Company's last fiscal year to each of the officers named above in the Summary Compensation Table.


                      OPTIONS GRANTED IN LAST FISCAL YEAR

                                   Number of             Percent of
                                     Shares            Total Options
                                   Underlying            Granted to
                                     Options            Employees in
Name                               Granted (#)          Fiscal Year        Exercise Price ($/SH)         Expiration Date
----                               -----------          -----------        ---------------------         ---------------
Roy Machnes
  President and Chief
  Executive  Officer...........       40,625(1)            42.5%                  $4.672                       (2)
Elan Penn
  Chief Financial Officer......       25,000(1)             26.1                  $4.672                       (2)
Terry Steinberg
  Executive Vice President (3).       31,000(1)             31.4                  $4.672                       (2)

----------------------

(1) One third of the shares subject to this option becomes exercisable on each of August 1, 1997, August 1, 1998 and August 1, 1999.

(2) The expiration date for these options is five years from the date such options vest, i.e the option for one third of the shares expires on each of August 1, 2002, August 1, 2003 and August 1, 2004.

(3) Effective February 13, 1997, Mr. Steinberg, the former President of the Company, was named Executive Vice President pursuant to an employment contract dated February 6, 1997.

     The following table provides information concerning exercises of stock options during 1997 by each of the executive officers named above in the Summary Compensation Table, and the number and value of unexercised options held by each of them at December 31, 1997.


                       Aggregated Option Exercises in Last
                  Fiscal Year and Fiscal Year-End Option Values

                                                              Number of shares             Value of unexercised in-
                                  Shares                   underlying unexercised          the-money options at FY-
                                  acquired on              options at FY-end (#)            end ($)(1) exercisable/
Name                              exercise (#)           exercisable/ unexercisable              unexercisable
----                              ------------           --------------------------              -------------
Roy Machnes.....................      --                       13,542/27,083                          --
Elan Penn.......................      --                        8,333/16,667                          --
Terry I. Steinberg..............      --                       10,000/20,000                          --

---------------

(1) None of the outstanding options were in the money at December 31, 1997. The exercise price of the outstanding options was $4.67 while the average of the bid and the asked prices of a share of Common Stock on December 31, 1997 was $4.56.


                                   PROPOSAL 2

                            RATIFICATION OF AUDITORS

     The following resolution will be offered by the Board of Directors at the Annual Meeting:

          RESOLVED: That the appointment of Ernst & Young LLP by the Board of Directors of the Company to conduct the annual audit of the financial statements of Mentortech Inc. for the year ending December 31, 1998 is hereby ratified, confirmed and approved.

     The Board of Directors of the Company first appointed Ernst & Young LLP ("Ernst & Young"), independent public accountants, as its auditors in February 1997. The Israeli affiliate of Ernst & Young has been and remains the auditors of Mashov Computer Marketing Ltd., Mashov Computers Ltd., Magic Software Enterprises Ltd., Mentortech TBT Ltd. and Mentortech Systems Ltd. As a result of Ernst & Young's knowledge of the Company's operations, and reputation in the auditing field, the Board of Directors is convinced that Ernst &Young has the necessary personnel, professional qualifications and independence to act as the Company's auditors.

     In the event this resolution does not receive the necessary vote for adoption, or if for any reason Ernst & Young ceases to act as auditors for the Company, the Board of Directors of the Company will appoint other independent public accountants as auditors.

     Representatives of Ernst & Young will attend the Annual Meeting. They will have the opportunity to make a statement and will be available to respond to appropriate questions from stockholders at the meeting.

     The Board of Directors recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as the auditors of the Company's financial statements for fiscal 1998.


                                 OTHER MATTERS

     The Board of Directors does not intend to bring any matters before the Annual Meeting other than those specifically set forth in the Notice of the Annual Meeting and knows of no matters to be brought before the Annual Meeting by others. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the judgment of the Board of Directors.

     Financial statements for the Company are included in its Annual Report to Stockholders for the year 1997, which was mailed to the stockholders beginning May 1, 1998.

     A COPY OF THE COMPANY'S 1997 ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE WITHOUT CHARGE TO THOSE STOCKHOLDERS WHO WOULD LIKE MORE DETAILED INFORMATION CONCERNING THE COMPANY. TO OBTAIN A COPY, PLEASE WRITE TO: TERRY I. STEINBERG, SECRETARY, MENTORTECH INC. 462 SEVENTH AVENUE, NEW YORK, NEW YORK 10018.


                                            By Order of the Board of Directors,


                                            /s/Terry I. Steinberg
                                               Terry I. Steinberg
                                               Secretary









Dated: May 1, 1998

                                                                      APPENDIX A

                                 MENTORTECH INC.
                               462 Seventh Avenue
                            New York, New York 10018

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoint(s) Roy Machnes and Terry I. Steinberg, or either of them, attorneys or attorney of the undersigned, for and in the name(s) of the undersigned, with power of substitution and revocation in each to vote any and all shares of Common Stock, par value, $.01 per share, of Mentortech Inc. (the "Company"), which the undersigned would be entitled to vote as fully as the undersigned could if personally present at the Annual Meeting of Stockholders of the Company to be held on May 29, 1998 at 10:00 a.m. at the Company's principal offices at 462 Seventh Avenue, 4th Floor, New York, New York and at any adjournment or adjournments thereof, and hereby revoking any prior proxies to vote said shares, upon the following items of business more fully described in the notice of and proxy statement for such Annual Meeting (receipt of which is hereby acknowledged):


     (1)  The election of six Directors.

          [ ] FOR all the nominees listed below (except as marked to contrary below)

          [ ] WITHHOLD AUTHORITY to vote for all the nominees below

               DAVID ASSIA    JACK DUNIETZ   MARTIN F. KAHN   ROY MACHNES
               ELAN PENN      TERRY I. STEINBERG



INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name above.

     (2) To ratify the appointment of Ernst & Young LLP as independent auditors of the Company's 1998 financial statements.

                 [ ] FOR      [ ] AGAINST      [ ] ABSTAIN


                          (PLEASE SIGN ON REVERSE SIDE)

     THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE. IN THE ABSENCE OF SUCH SPECIFICATION, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED FOR
(i)THE ELECTION OF THE SIX NOMINEES NAMED IN ITEM 1 AND (ii)THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS THE COMPANY'S INDEPENDENT AUDITORS FOR 1998.

                                   Dated____________________________________1998


                                   ---------------------------------------------
                                   Signature(s)

                                   ---------------------------------------------
                                   Signatures, if held jointly

                                    (Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian, or as an officer signing for a corporation, please give full title under signature.)

                                    STOCKHOLDERS ARE URGED TO MARK,
                                    DATE, SIGN AND RETURN THIS PROXY
                                    PROMPTLY IN THE ENVELOPE PROVIDED,
                                    WHICH REQUIRES NO POSTAGE IF
                                    MAILED IN THE UNITED STATES.